UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2014

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Network Drive
Burlington, MA 01803
(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to the Amended and Restated 1995 Equity Incentive Plan and the 1998 Employee Stock Purchase Plan

At Dyax Corp.’s (the “Company”) 2014 Annual Meeting of Stockholders held on May 8, 2014 (the “Annual Meeting”), our stockholders approved a proposed amendment to our Amended and Restated 1995 Equity Incentive Plan (the “Plan”).  The amendment increased the number of shares of Common Stock approved for issuance under the Plan by 9,000,000 shares (the “Plan Amendment”).

At the Annual Meeting, our stockholders also approved proposed amendments to our 1998 Employee Stock Purchase Plan (the “Purchase Plan”).  The amendments increased the number of shares of Common Stock available for issuance under the Purchase Plan by 500,000 shares and removed the term limitation set forth in former Section 18 of the Purchase Plan (the “Purchase Plan Amendments”).

The Plan Amendment and the Purchase Plan Amendments were previously adopted by our Board of Directors, subject to stockholder approval, and became effective upon the receipt of stockholder approval on May 8, 2014. The foregoing descriptions of the Plan Amendment and the Purchase Plan Amendments are each subject to, and qualified in their entirety by reference to, the full text of the Plan and the Purchase Plan, each as amended, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 8, 2014, the stockholders of the Company voted on the following six proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2014.

Proposal No. 1:  To Elect Three Class II Directors to Serve until the 2017 Annual Meeting.  The stockholders re-elected the following individuals as Class II directors of the Company:

Name of Director Nominees	Number of Votes For	Number of Votes Withheld

James W. Fordyce	106,809,786	300,966
Mary Ann Gray	106,931,589	179,163
Thomas L. Kempner	92,285,079	14,825,673

Proposal No. 2:  To Conduct an Advisory Vote on Executive Compensation. The stockholders approved the compensation of our executive officers.

For	Against	Abstain	Broker Non-Votes
106,053,959	933,005	123,788	13,896,040

Proposal No. 3:  To Approve an Increase in Shares Available for Issuance under the Company’s Amended and Restated 1995 Equity Incentive Plan.  The stockholders approved the proposed increase in shares available for issuance under the Amended and Restated 1995 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
92,880,454	14,222,243	7,955	13,896,140

Proposal No. 4:  To Reaffirm the Performance-based Goals Specified in the Company’s Amended and Restated 1995 Equity Incentive Plan. The stockholders reaffirmed the performance-based goals specified in the Company’s Amended and Restated 1995 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
105,769,481	1,231,148	110,123	13,896,040

Proposal No. 5:  To Approve Amendments to the Company’s 1998 Employee Stock Purchase Plan to Increase the Shares Available for Issuance and Remove the Term Limitation.  The stockholders approved the proposed amendments to the Company’s 1998 Employee Stock Purchase Plan to increase the shares available for issuance and remove the term limitation.

For	Against	Abstain	Broker Non-Votes
106,426,786	640,161	43,805	13,896,040

Proposal No. 6:  To Ratify the Appointment of the Company’s Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
120,715,742	173,085	117,965	0

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated 1995 Equity Incentive Plan.

10.2	1998 Employee Stock Purchase Plan, as amended on May 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: May 13, 2014	By:	/s/ Gustav Christensen
Gustav Christensen
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amended and Restated 1995 Equity Incentive Plan.

10.2	1998 Employee Stock Purchase Plan, as amended on May 8, 2014.